Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396




February 23, 2001


Bridgewater  Associates, Inc.
1 Glendinning Place
Westport, CT  06880

Attention:        Ms. Giselle Wagner,
                  Chief  Operating Officer

Re:      SB DIVERSIFIED 2000 FUTURES FUND L.P.
         SB DIVERSIFIED FUTURES FUND LP.

Dear  Ms. Wagner:

As I discussed with Joe Quinn yesterday, the Board of Directors has decided to terminate the accounts traded by Bridgewater Associates. As such, please liquidate all of your positions in the above referenced funds in an orderly fashion immediately. We would like to be flat by Wednesday, February 28, 2001.

Please acknowledge receipt and acceptance by signing a copy and returning it to me by fax at 212-723-8985.

If you have any questions, I can be reached at 212- 723-5416. Thank you.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC.



Daniel R. McAuliffe
Director


DAD/sr


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